SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2014

BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Commission File Number 0-51331

Maryland    75-3199276
(State or Other Jurisdiction    (I.R.S. Employer
of Incorporation)    Identification No.)
15W060 North Frontage Road, Burr Ridge, Illinois 60527
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (800) 894-6900
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On and effective October 30, 2014, the Board of Directors (the “Board”) of BankFinancial Corporation, a Maryland corporation (the “Corporation”), amended and restated the Corporation’s bylaws. The following is a summary of the material changes effected by the Amended and Restated Bylaws (the “Amended Bylaws”).
GENERAL
The Amended Bylaws include certain changes to the language either for clarification purposes or to be consistent with the Maryland General Corporation Law (the “MGCL”).
ARTICLE 1 - STOCKHOLDERS
Section 1.01 (Annual Meeting) was amended to provide that the annual meeting of stockholders will be held on the date and at the time and place set by the Board, eliminating the requirement that the annual meeting of stockholders be held during the month of June each year.
Section 1.02 (Special Meetings) was amended to clarify that (a) the matter for which a stockholder-requested special meeting is called must be a proper matter for consideration by the stockholders and (b) the chairman of a stockholder-requested special meeting may adjourn the meeting without acting on the matter if written revocations of requests for the special meeting have been received from enough stockholders to leave less than the required percentage of stockholders necessary to call the meeting.
Section 1.03 (Notice of Meetings) was amended to clarify that (a) a minor irregularity in the notice of a stockholder meeting will not affect the validity of the meeting, (b) subject to the advance notice requirements for stockholder nominations of directors and other business proposals and except as otherwise required by law, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice and (c) the Corporation may postpone or cancel a stockholder meeting.
Section 1.07 (Conduct of Business) was amended to provide that the Chief Executive Officer of the Corporation will be first in line to chair a stockholder meeting if the Board does not appoint another individual and to clarify that the chairman of a stockholder meeting may prescribe rules relating to safety and security and the length of time the polls should be opened. The prior Section 1.07 permitted appointments by the Chief Executive Officer in the case of a vacancy in the office or the absence of the Chairman of the Board.
Section 1.12 (Informal Action by Stockholders) was amended to clarify that stockholder consents in lieu of a meeting may be given electronically as well as in writing. The prior Section 1.12 did not expressly reference electronic transmissions.
ARTICLE 2 - BOARD OF DIRECTORS
Section 2.04 (Removal; Resignation) was amended to clarify the method by which a director may resign from the Board. The prior Section 2.04 simply referred to the Corporation’s Charter.
Section 2.10 (Action without a Meeting) was amended to clarify that director consents in lieu of a meeting may be given electronically as well as in writing. The prior Section 7.06 did not expressly reference electronic transmissions.
Section 2.15 (Ratification) was added to clarify the power of the Board and stockholders to ratify prior actions or inactions by the Corporation, including matters questioned in litigation.
Section 2.16 (Emergency Provision) was added to provide procedural flexibility in the event of an emergency, including (a) the calling of Board meetings by any director or officer by any feasible means, (b) notice of less than 24 hours for Board meetings and (c) a quorum of one-third of the whole Board, as opposed to a majority of directors then in office.
ARTICLE 3 - COMMITTEES
Section 3.01(c) (Corporate Governance and Nominating Committee) was amended to clarify that a member of the Corporate Governance and Nominating Committee who is proposed as a nominee for election to the Board may not participate in the portion of a meeting in which his or her nomination is considered. The prior Section 3.01(c) prohibited the proposed nominee from serving on the Corporate Governance and Nominating Committee.
Section 3.01(d) (Issuance of Stock) was amended to provide that the Board may delegate power to a Board committee to authorize the issuance of stock if it has provided for either the maximum number or the maximum aggregate offering price (as opposed to just the maximum number) of shares to be issued. The prior Section 3.01(d) did not reference the maximum aggregate offering price.

ARTICLE 4 - OFFICERS
Section 4.01(d) (Resignation) was amended to provide that an officer may deliver his or her resignation to the Chief Executive Officer of the Corporation in addition to the Board, the Chairman of the Board or the President or Secretary of the Corporation. The prior Section 4.01(d) did not expressly reference delivery to the Chief Executive Officer.
ARTICLE 5 - STOCK
Section 5.03 (Record Dates or Closing of Transfer Books) was amended to clarify that a stockholder meeting may be postponed to a date not more than 120 days after the record date originally fixed for the meeting. The prior Section 5.03 did not expressly reference postponements.
ARTICLE 7 - MISCELLANEOUS
Section 7.06 (Waiver of Notice) was amended to clarify that notice of a Board or stockholder meeting may be waived electronically as well as in writing. The prior Section 7.06 did not expressly reference electronic transmissions.
ARTICLE 9 - EXCLUSIVE FORUM FOR CERTAIN LITIGATION
    The Amended Bylaws include a new Article 9 providing that unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation, (c) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL or the Corporation’s charter or bylaws or (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.
Amended Bylaws are attached as Exhibit 3.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.    Description
3.1    Amended and Restated Bylaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:	November 4, 2014	BANKFINANCIAL CORPORATION
		By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.    Description
3.1    Amended and Restated Bylaws